(TEXAS GENCO LOGO)                                 For more information contact
                                                   MEDIA:
                                                   LETICIA LOWE
                                                   Phone   713.207.7702
                                                   INVESTORS:
                                                   MARIANNE PAULSEN
                                                   Phone   713.207.6500


FOR IMMEDIATE RELEASE
                                                                     Page 1 of 1
--------------------------------------------------------------------------------


             TEXAS GENCO REPORTS IMPROVED FIRST QUARTER 2004 RESULTS


        HOUSTON - APRIL 22, 2004 - Texas Genco Holdings, Inc. (NYSE: TGN), an 81 percent-owned subsidiary of CenterPoint Energy, Inc. (NYSE: CNP), today reported net income of $61 million, or $0.76 per share, for the first quarter of 2004 compared to a loss of $11 million, or $0.14 per share, for the same period of 2003 before the effect of an accounting change in that period. Net income for the first quarter of 2003 was $88 million, or $1.10 per share, including a non-cash gain of $99 million ($1.24 per share) from the adoption of Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations".

        "Our first quarter earnings were significantly better than the first quarter of last year," said David Tees, president and chief executive officer of Texas Genco. "We continue to benefit from higher wholesale electricity prices which are driven by high natural gas prices. In addition, our solid fuel baseload generating units operated well, which when combined with the higher electricity prices, produced a significant improvement in our financial performance for the quarter."

        Texas Genco reported increased revenues compared to the same period of 2003, continuing to benefit from increased prices for baseload products. Operation and maintenance expenses for the first quarter of 2004 were lower than the prior year. The first quarter of 2004 had lower expenses associated with planned and unplanned outages compared to the same quarter of 2003.

2004 OUTLOOK

        The company reiterated its full year 2004 earnings estimate of $3.35 - $3.75 per share. This estimate reflects over $1 billion of capacity revenues under contract for 2004, including approximately 94 percent of its available baseload capacity. Earnings for 2004 will be highly dependent on the operating performance of the company's baseload generating units.

                                     -more-

(TEXAS GENCO LOGO)                                 For more information contact
                                                   MEDIA:
                                                   LETICIA LOWE
                                                   Phone   713.207.7702
                                                   INVESTORS:
                                                   MARIANNE PAULSEN
                                                   Phone   713.207.6500


FOR IMMEDIATE RELEASE
                                                                     Page 2 of 2
--------------------------------------------------------------------------------


WEBCAST OF EARNINGS CONFERENCE CALL


        The management of Texas Genco will host an earnings conference call on Thursday, April 22, 2004, at 9 a.m. Central time. Interested parties may listen to a live, audio broadcast of the conference call at www.txgenco.com/investor.html. A replay can be accessed approximately two hours after the completion of the call, and will be archived on the Web site for at least one year.

        Texas Genco Holdings, Inc., based in Houston, Texas, is one of the largest wholesale electric power generating companies in the United States with over 14,000 megawatts of generation capacity, of which nearly 3,000 megawatts are currently in mothball status. It sells electric generation capacity, energy and ancillary services in one of the nation's largest power markets, the Electric Reliability Council of Texas (ERCOT). Texas Genco has one of the most diversified generation portfolios in Texas, using natural gas, oil, coal, lignite, and uranium fuels. The company owns and operates 60 generating units at 11 electric power-generating facilities and owns a 30.8 percent interest in a nuclear generating plant. Texas Genco currently is a majority-owned subsidiary of CenterPoint Energy, Inc. For more information, visit our web site at www.txgenco.com.

                                      *****

        This news release includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this news release regarding future financial performance and results of operations and other statements that are not historical facts are forward-looking statements. Factors that could affect actual results include the timing and impact of future regulatory and legislative decisions, effects of competition, weather variations, changes in Texas Genco's business plans, financial market conditions, the timing and extent of changes in commodity prices, particularly natural gas, the impact of unplanned plant outages and other factors discussed in Texas Genco's Form 10-K for the period ended December 31, 2003 and other filings with the Securities and Exchange Commission.


                                    - # # # -

                   Texas Genco Holdings, Inc.
               Statements of Consolidated Income
                     (Thousands of Dollars)
                          (Unaudited)

                                                                      Quarter Ended March 31,
                                                                  -------------------------------
                                                                       2004             2003
                                                                  --------------   --------------
Revenues                                                          $      439,129   $      358,587
                                                                  --------------   --------------

Expenses:
  Fuel                                                                   186,315          207,989
  Purchased power                                                          8,270           11,994
  Operation and maintenance                                              101,327          105,350
  Depreciation and amortization                                           40,369           39,079
  Taxes other than income taxes                                           12,256           11,291
                                                                  --------------   --------------
    Total                                                                348,537          375,703
                                                                  --------------   --------------
Operating Income (Loss)                                                   90,592          (17,116)

Other Income                                                                 388              200
Interest Expense                                                             (26)          (2,803)
                                                                  --------------   --------------

Income (Loss) Before Income Taxes and Cumulative Effect of
  Accounting Change                                                       90,954          (19,719)

Income Tax Benefit (Expense)                                             (30,062)           8,837
                                                                  --------------   --------------

Income (Loss) Before Cumulative Effect of Accounting Change               60,892          (10,882)

Cumulative Effect of Accounting Change, net of tax                             -           98,910

                                                                  --------------   --------------
Net Income Attributable to Common Shareholders                    $       60,892   $       88,028
                                                                  ==============   ==============



Basic and Diluted Earnings Per Common Share:
  Income (Loss) Before Cumulative Effect of Accounting Change     $         0.76   $        (0.14)
  Cumulative Effect of Accounting Change, net of tax                           -             1.24
                                                                  --------------   --------------
  Net Income Attributable to Common Shareholders                  $         0.76   $         1.10
                                                                  ==============   ==============

Dividends Declared per Common Share                               $         0.25   $         0.25

Weighted Average Common Shares Outstanding (000):
  - Basic                                                                 80,000           80,000
  - Diluted                                                               80,000           80,000

Capital Expenditures                                              $       24,060   $       44,662

Operating Data:
  Sales (MWH)                                                         10,720,778        9,276,344
  Generation (MWH)                                                    10,149,190        8,994,753


     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of Texas Genco Holdings, Inc.

                    Texas Genco Holdings, Inc.
              Condensed Consolidated Balance Sheets
                      (Thousands of Dollars)
                           (Unaudited)

                                                                        March 31,         December 31,
                                                                          2004                2003
                                                                       -----------       -------------
                                     ASSETS
CURRENT ASSETS:
  Cash                                                                 $       309        $        33
  Short-term investments                                                         -             44,525
  Short-term note receivable-affiliate                                      52,155                  -
  Inventory                                                                168,850            169,692
  Other current assets                                                      68,915             84,142
                                                                       -----------        -----------
      Total current assets                                                 290,229            298,392
                                                                       -----------        -----------

PROPERTY, PLANT AND EQUIPMENT, NET                                       4,101,621          4,125,595
                                                                       -----------        -----------

OTHER ASSETS:
  Nuclear decommissioning trust                                            201,310            189,182
  Other non-current assets                                                  26,198             26,462
                                                                       -----------        -----------
      Total other assets                                                   227,508            215,644
                                                                       -----------        -----------
        TOTAL ASSETS                                                   $ 4,619,358        $ 4,639,631
                                                                       ===========        ===========

                           LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and other accrued liabilities                       $   164,381        $   224,319
  Deferred capacity auction revenue                                         82,318             86,853
  Other current liabilities                                                 16,289             17,579
                                                                       -----------        -----------
      Total current liabilities                                            262,988            328,751
                                                                       -----------        -----------

OTHER LIABILITIES:
  Accumulated deferred income taxes, net and investment tax credit         986,366            995,078
  Nuclear decommissioning reserve                                          190,394            187,997
  Other non-current liabilities                                            105,557             94,644
                                                                       -----------        -----------
      Total other liabilities                                            1,282,317          1,277,719
                                                                       -----------        -----------

SHAREHOLDERS' EQUITY                                                     3,074,053          3,033,161
                                                                       -----------        -----------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $ 4,619,358        $ 4,639,631
                                                                       ===========        ===========


    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of Texas Genco Holdings, Inc.

                   Texas Genco Holdings, Inc.
         Condensed Statements of Consolidated Cash Flows
                     (Thousands of Dollars)
                           (Unaudited)

                                                                             Three Months Ended March 31,
                                                                             ----------------------------
                                                                                2004              2003
                                                                             ----------        ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income attributable to common shareholders                             $   60,892        $   88,028
  Adjustments to reconcile net income to net
    cash provided by (used in) operating activities:
      Depreciation and amortization, including fuel-related amortization         47,559            45,614
      Deferred income taxes and investment tax credit                            (6,226)           (8,008)
      Cumulative effect of accounting change, net                                     -           (98,910)
      Changes in other assets and liabilities                                   (51,162)          (63,654)
                                                                             ----------        ----------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                              51,063           (36,930)
                                                                             ----------        ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures and other                                                (23,051)          (44,340)
  Increase in notes receivable-affiliate                                        (52,155)                -
                                                                             ----------        ----------
NET CASH USED IN INVESTING ACTIVITIES                                           (75,206)          (44,340)
                                                                             ----------        ----------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                             (20,106)           82,099
                                                                             ----------        ----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                            (44,249)              829

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                 44,558               578
                                                                             ----------        ----------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                   $      309        $    1,407
                                                                             ==========        ==========


    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of Texas Genco Holdings, Inc.